UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

LINCOLNWAY ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-51764	20-1118105
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa		50201
(Address of principal executive offices)		(Zip Code)

515-232-1010
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    OTHER EVENTS

On April 20, 2012, Lincolnway Energy, LLC signed a Letter of Intent with Butamax Advanced Biofuels LLC (Butamax) to be a member of an Early Adopters Group (EAG). The EAG is a consortium of ethanol production companies interested in becoming early adopters of Butamax biobutanol technology for transportation fuel.

Lincolnway Energy mailed a letter to its members on May 1, 2012, regarding the Letter of Intent.

This letter is an exhibit to this report.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number    Description

99        Letter to Members

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: May 2, 2012	By:	/s/ Richard Brehm
Richard Brehm, President and Chief Executive Officer